UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement
|_|  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss.240.14a-12

                          Wake Forest Bancshares, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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

                          Wake Forest Bancshares, Inc.

                                                                January 21, 2005

Dear Shareholder:

      You are cordially invited to attend the 2005 Annual Meeting of Shareholders (the "Meeting") of Wake Forest Bancshares, Inc. (the "Company"), which will be held on February 22, 2005 at 2:00 p.m., local time, at the Wake Forest Police and Justice Center, 401 Elm Avenue, Wake Forest, North Carolina.

      The attached Notice of the 2005 Annual Meeting of Shareholders and proxy statement describe the formal business to be transacted at the Meeting. Directors and officers of the Company, as well as a representative of Dixon Hughes PLLC, the accounting firm appointed by the Board of Directors to be the Company's independent certified public accountants for the fiscal year ending September 30, 2005, will be present at the Meeting to respond to questions.

      The Board of Directors of the Company has determined that an affirmative vote on each matter to be considered at the Meeting is in the best interests of the Company and its shareholders and unanimously recommends a vote "FOR" each of these matters.

      Please complete, sign and return the enclosed proxy card promptly whether or not you plan to attend the Meeting. Your vote is important regardless of the number of shares you own. Voting by proxy will not prevent you from voting in person at the Meeting, but will assure that your vote is counted if you are unable to attend. If you are a shareholder whose shares are not registered in your own name, you will need additional documentation from your record holder to attend and to vote personally at the Meeting. Examples of such documentation include a broker's statement, letter or other document confirming your ownership of shares of the Company.

      On behalf of the Board of Directors and the employees of Wake Forest Bancshares, Inc., we thank you for your interest.

                                           Sincerely yours,


                                           /s/ Robert C. White

                                           Robert C. White
                                           President and Chief Executive Officer

                          Wake Forest Bancshares, Inc.
                       302 S. Brooks Street, P.O. Box 1167
                     Wake Forest, North Carolina 27588-1167
                                 (919) 556-5146

                NOTICE OF THE 2005 ANNUAL MEETING OF SHAREHOLDERS

                        Date:  Tuesday, February 22, 2005
                        Time:  2:00 p.m., local time
                        Place: Wake Forest Police and Justice Center
                               401 Elm Avenue, Wake Forest, North Carolina 27587

            At your 2005 annual meeting, we will ask you to:

      o Elect three directors, each of which would serve for a three-year term expiring at the 2008 annual meeting.

                  o     Howard L. Brown

                  o     Robert C. White

                  o     R.W. Wilkinson, III

      o Ratify the appointment of Dixon Hughes PLLC, as independent certified public accountants for the fiscal year ending September 30, 2005; and

      o Transact any other business as may properly come before the annual meeting.

      You may vote at the annual meeting and at any adjournment or postponement thereof if you were a shareholder of Wake Forest Bancshares, Inc. at the close of business on December 31, 2004, the record date.

                                             By Order of the Board of Directors,


                                             /s/ Billy B. Faulkner

                                             Billy B. Faulkner
                                             Corporate Secretary

Wake Forest, North Carolina
January 21, 2005

================================================================================
You are cordially invited to attend the 2005 annual meeting. It is important that your shares be represented regardless of the number of shares you own. The Board of Directors urges you to sign, date and mark the enclosed proxy card promptly and return it in the enclosed envelope. Returning the proxy card will not prevent you from voting in person if you attend the annual meeting.
================================================================================

                               GENERAL INFORMATION

General

      We have sent to the shareholders of Wake Forest Bancshares, Inc. (the "Company") this proxy statement and enclosed proxy card because the Board of Directors of the Company is soliciting your proxy to vote at the 2005 annual meeting. You do not need to attend the annual meeting to vote your shares. You may simply complete, sign and return the enclosed proxy card, and your votes will be cast for you at the annual meeting.

      We began mailing this proxy statement, the Notice of Annual Meeting and the enclosed proxy card on or about January 21, 2005 to all shareholders entitled to vote. If you owned shares of the Company's common stock at the close of business on December 31, 2004, the record date, you are entitled to vote at the annual meeting. On the record date, there were 1,154,676 shares of common stock issued and outstanding.

Quorum Requirement

      A quorum of shareholders is necessary to hold a valid meeting. The presence, in person or by proxy, of holders of at least a majority of the total number of votes eligible to be cast in election of directors generally by the holders of the outstanding shares entitled to vote at the annual meeting is necessary to constitute a quorum.

Voting Rights

      You are entitled to one vote at the annual meeting for each share of the Company's common stock that you owned of record at the close of business on December 31, 2004. The number of shares you own (and may vote) is listed at the top of the back of the proxy card.

      You may vote your shares at the annual meeting in person or by proxy. To vote in person, you must attend the annual meeting, and obtain and submit a ballot, which we will provide to you at the annual meeting. To vote by proxy, you must complete, sign and return the enclosed proxy card. If you properly complete your proxy card and send it to us in time to vote, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not specify how you want to vote your shares, your proxy will vote your shares FOR the election of the nominees for director and FOR the ratification of the appointment of the Company's independent certified public accountants.

      If any other matter is presented, your proxy will vote the shares represented by all properly executed proxies on such matters as a majority of the Board of Directors determines. As of the date of this proxy statement, we know of no other matters that may be presented at the annual meeting, other than those listed in this proxy statement.

Vote Required

Proposal 1: Elect    The three nominees for director who receive the most votes
Three Directors      will be elected. If you do not vote for a nominee, or you
                     indicate "withhold authority" for any nominee on your proxy card, your vote will not count "for" or "against" the nominee. You may not vote your shares cumulatively for the election of directors.

Proposal 2: Ratify   The affirmative vote of a majority of the shares present in
the Appointment of   person or by proxy at the annual meeting and entitled to
Independent          vote on this proposal is required to ratify the appointment
Certified Public     of Dixon Hughes PLLC as the Company's independent certified
Accountants          public accountants. So, if you "abstain" from voting, it
                     has the same effect as if you voted "against" this proposal.

Effect of Broker Non-Votes

      If your broker holds shares that you own in "street name," the broker may vote your shares on Proposals 1 and 2 listed above even if the broker does not receive instructions from you. If your broker does not vote on a proposal, this will constitute a "broker non-vote." Here is the effect of a "broker non-vote."

o Proposal 1: Elect Three Directors. A broker non-vote would have no effect on the outcome of this proposal because only a plurality of votes cast is required to elect a director.

o Proposal 2: Ratify the Appointment of Independent Certified Public Accountants. A broker non-vote would have no effect on the outcome of this proposal.

Confidential Voting Policy

      The Company maintains a policy of keeping stockholder votes confidential. We only let our Inspectors of Election and our tabulating agent examine the voting materials. We will not disclose your vote to management unless it is necessary to meet legal requirements. We will, however, forward any written comments that you may have to management.

Revoking Your Proxy

      You may revoke your proxy at any time before it is exercised by:

o     Filing with the Company a letter revoking the proxy;
o     Submitting another signed proxy with a later date; or
o Attending the annual meeting and voting in person, if you file a written revocation with the Secretary of the annual meeting prior to the voting of the proxy.

      If your shares are not registered in your own name, you will need appropriate documentation from your stockholder of record to vote personally at the annual meeting. Examples of such documentation include a valid proxy from the registered holder of your shares confirming your ownership of shares of the Company.

Solicitation of Proxies

      The Company will pay the costs of soliciting proxies from its shareholders. Directors, officers or employees of the Company and Wake Forest Federal Savings & Loan Association (the "Association") may solicit proxies by:

o     mail;
o     telephone; or
o     other forms of communication.

      We will reimburse banks, brokers, nominees and other fiduciaries for the expenses they incur in forwarding the proxy materials to you.

Obtaining an Annual Report on Form 10-KSB

      If you would like a copy of our Annual Report on Form 10-KSB for the year ended September 30, 2004, which has been filed with the Securities and Exchange Commission ("SEC"), we will send you one (without exhibits) free of charge. Please write to:

                        Billy B. Faulkner
                        Corporate Secretary
                        Wake Forest Bancshares, Inc.
                        302 S. Brooks Street
                        Wake Forest, North Carolina 27587

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Principal Shareholders of the Company

      The following table contains common stock ownership information for persons known to the Company to "beneficially own" 5% or more of the Company's common stock as of December 31, 2004. In general, beneficial ownership includes those shares that a person has the power to vote, sell, or otherwise dispose. Beneficial ownership also includes that number of shares which an individual has the right to acquire within 60 days (such as stock options) after December 31, 2004. Two or more persons may be considered the beneficial owner of the same shares. We obtained the information provided in the following table from filings with the SEC and with the Company. In this proxy statement, "voting power" is the power to vote or direct the voting of shares, and "investment power" includes the power to dispose or direct the disposition of shares.

                                    Name and Address of            Amount and Nature of
    Title of Class                   Beneficial Owner              Beneficial Ownership    Percent of Class
--------------------     --------------------------------------    --------------------    ----------------
Common Stock, par        Wake Forest Bancorp, M.H.C.                     635,000                 55.0%
value $.01 per share     302 S. Brooks Street, P.O. Box 1167
                         Wake Forest, North Carolina 27588-1167

Security Ownership of Management

      The following table shows the number of shares of the Company's common stock beneficially owned by each director and each executive officer of the Company and the Association, whose annual salary and bonus for 2004 was at least $100,000 (the "named executive officers"), and all directors and executive officers of the Company as a group, as of December 31, 2004. Except as otherwise indicated, each person and each group shown in the table has sole voting and investment power with respect to the shares of common stock listed next to their name.

                                                                        Amount and Nature             Percent of
                                      Position with                       of Beneficial              Common Stock
      Name                             the Company                         Ownership(1)               Outstanding
--------------------         -------------------------------            -----------------            ------------
Paul K. Brixhoff             Director                                        7,767(2)                     *

Howard L. Brown              Director, Chairman of the Board                 8,269(3)                     *

John D. Lyon                 Director                                       28,548(4)                     2.27%

Rodney M. Privette           Director                                        1,262                        *

Anna O. Sumerlin             Director                                       14,652(5)                     *

Harold R. Washington         Director                                        4,487(6)                     *

Robert C. White              Director, President and Chief                   6,337(7)                     *
                             Executive Officer

R.W. Wilkinson, III          Director and Vice-Chairman                      7,767(8)                     *

Leelan A. Woodlief           Director                                        6,269(9)                     *

William S. Wooten            Director                                        1,515(10)                    *

All directors and executive officers as a group (12 persons)                95,372                        6.10%

----------
*     Less than one percent
(1) See "Principal Shareholders of the Company" for a definition of "beneficial ownership." All persons in the table have sole voting and investment power, except as otherwise indicated.
(2) Includes options to purchase 2,314 shares of common stock at $12.75 per share granted under Option Plan.
(3) Includes options to purchase 2,315 shares of common stock at $12.75 per share granted under the Option Plan.
(4) Includes 19,695 shares as to which Mr. Lyon may be deemed to share voting and investment power; and includes options to purchase 2,314 shares of common stock at $12.75 per share granted under the Option Plan.
(5) Includes options to purchase 9,000 shares of common stock at $12.75 per share option plan granted under the Wake Forest Federal Savings & Loan Association 1997 Stock Option Plan (the "Option Plan"); and includes 2,316 shares of common stock held in Mrs. Sumerlin's individual retirement account..
(6) Includes options to purchase 2,314 shares of common stock at $12.75 per share granted under the Option Plan.
(7) Includes 4,237 shares of common stock allocated to Mr. White under the ESOP as to which he has voting power, but no investment power except in limited circumstances.
(8) Includes 900 shares as to which Mr. Wilkinson may be deemed to share voting and investment power; and includes options to purchase 2,314 shares of common stock at $12.75 per share granted under the Option Plan.
(9) Includes options to purchase 2,315 shares of common stock at $12.75 per share granted under the Option Plan.
(10) Includes 675 shares as to which Mr. Wooten may be deemed to share voting and investment power.

                        ---------------------------------

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

                        ---------------------------------

General

      The Board has nominated three persons for election as directors at the annual meeting. All three nominees are currently serving on the Company's Board of Directors. If you elect the nominees, they will hold office until the annual meeting in 2008, or until their successors have been elected.

      We know of no reason why any nominee may be unable to serve as a director. If any nominee is unable to serve, your proxy may vote for another nominee proposed by the Board. If for any reason these nominees prove unable or unwilling to stand for election, the Board will nominate alternates or reduce the size of the Board of Directors to eliminate the vacancy. The Board has no reason to believe that its nominees would prove unable to serve if elected.


                                                  Director          Term              Position(s) Held with the
      Nominees                       Age(1)       Since (2)        Expires                      Company
--------------------                 ------       ---------        -------      ------------------------------------
Howard L. Brown                       77            1986            2005         Director and Chairman of the Board
Robert C. White                       48            2002            2005        President, Chief Executive Officer &
                                                                                       Chief Financial Officer
R.W. Wilkinson, III                   76            1992            2005             Director and Vice-Chairman

Continuing Directors
--------------------
Paul K. Brixhoff                      83            1970            2006                      Director
Anna O. Sumerlin                      58            1993            2006                      Director
Harold R. Washington                  79            1969            2006                      Director
John D. Lyon                          67            1988            2007                      Director
Rodney M. Privette                    49            1997            2007                      Director
Leelan A. Woodlief                    78            1988            2007                      Director
William S. Wooten                     47            1997            2007                      Director

----------
(1)   As of September 30, 2004.
(2)   Includes service on the Board of Directors of the Association.

      The principal occupation and business experience of each nominee for election as director and each continuing director are set forth below. Unless otherwise indicated, each of the following persons has held his or her present position for the last five years.

Biographical Information

      The following information relates to the directors and executive officers of the Company and the Association. Unless otherwise indicated, each director and executive officer has held his or her current occupation for the last five years.

Nominees

      Howard L. Brown has served as Chairman of the Board of Directors of the Association since 1996 and the Company since 1999. He has been a director of the Association since 1986 and the Company since its inception in 1999. He served as Vice Chairman of the Board of Directors of the Association from 1992 to 1996. Mr. Brown is the former owner of an oil distribution company and has been retired since 1988.

      Robert C. White has served as President and Chief Executive Officer of the Company and the Association since April of 2002 and was appointed to the Board of Directors of the Company in September of 2002. Mr. White has served as Chief Financial Officer of the Association since December 1998 and of the Company since its inception in 1999. Prior to that, Mr. White had served as Vice President of the Company since 1999 and the Association since December 1998. Prior to that, Mr. White served as Chief Financial Officer and Senior Vice President of United Federal Savings Bank in Rocky Mount, North Carolina from April 1997 to September 1998. In September of 1998, United Federal was acquired in a merger transaction. Prior to his appointment with United Federal, Mr. White was a partner in the CPA firm of McGladrey & Pullen, LLP in Raleigh, North Carolina. He was with the CPA firm for nineteen years and was in charge of the local office's financial institutions practice.

      R.W. Wilkinson, III has served as a director of the Association since 1992 and the Company since 1999. From 1979 to 1988, Mr. Wilkinson served as Managing Officer, Executive Vice President and Corporate Secretary-Treasurer of the Association. From 1963 to 1979, Mr. Wilkinson served as Assistant Manager of the Association. Mr. Wilkinson was elected Vice-Chairman of the Board of Directors of the Association in 1997 and the Company since its inception in 1999.

Continuing Directors

      Paul K. Brixhoff worked in the automotive parts supply business for over 29 years. He retired in 1982. He has served as a director of the Association since 1970 and the Company since its inception in 1999.

      Anna O. Sumerlin previously served as the Association's President and Chief Executive Officer from 1995 to March of 2002 and the Company's President and Chief Executive Officer from its inception in 1999 to March of 2002. Mrs. Sumerlin also served as the Managing Officer, Executive Vice President, Corporate Secretary and Treasurer from 1988 to 1995 and as the Assistant Manager and Assistant Secretary-Treasurer beginning in 1979. She was elected to the Board of Directors of the Association in 1993 and the Company since its inception in 1999.

      Harold R. Washington has served as a director of the Association since 1969 and the Company since its inception in 1999. He is the former owner of an automobile distributorship and retired in 1980.

      John D. Lyon has owned an independent state-certified appraisal company for the past ten years although he currently does not perform appraisal services. He also has owned and managed a real estate portfolio for over 30 years. Mr. Lyon also has close to 33 years of retail management experience. He has served as a director of the Association since 1988 and the Company since its inception in 1999.

      Rodney M. Privette is President and a general agent of Privette Insurance Company in Rolesville, North Carolina. Mr. Privette specializes in life insurance, retirement planning, property and casualty insurance and has over 25 years experience in his field. Mr. Privette has served on the Rolesville Fire Department since 1975 and as Fire Chief since 1992. Since 1997, he has served as a director of the Association and the Company since its inception in 1999.

      Leelan A. Woodlief is in retail management and is semi-retired from Woodlief Supply Company, a farming supply store. He has over 50 years experience in the agriculture and insurance businesses. Mr. Woodlief has served as a director of the Association since 1988 and the Company since its inception in 1999.

      William S. Wooten has operated a successful dental practice in Wake Forest, North Carolina from 1982 to 2003 and in Henderson, North Carolina since 2004. He has been a director of the Association since 1997 and the Company since its inception in 1999.

Executive Officers Who are Not Directors

      Billy B. Faulkner, age 56, has served as Secretary and Treasurer of the Company and the Association since March 2002. He has served as a Vice President of the Company and the Association since his employment with the Association on October 1, 2000. Mr. Faulkner is the Association's Chief Lending Officer, primarily responsible for construction and commercial lending.. Prior to joining the Association, Mr. Faulkner was a Senior Vice President, Credit Administration, with Triangle Bank from 1998 to 2000. Prior to that, Mr. Faulkner was a Vice President with United Federal Savings Bank from 1982 to 1997, responsible for various lending activities.

      Susan S. Carter, age 51, has served as Vice President of the Company and the Association since February 2004. Ms. Carter previously served as Assistant Vice President and Assistant Secretary from February 2003 until February 2004. Ms. Carter is the Association's primary residential lending officer and also serves as the Association's information technology officer. Ms. Carter has been employed by the Association since 1983 in a variety of different capacities.

================================================================================
The Board of Directors unanimously recommends a vote "For" all of the nominees for election as directors.
================================================================================

                        ---------------------------------

                                   PROPOSAL 2

                         RATIFICATION OF APPOINTMENT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                        ---------------------------------

General

      The Board of Directors has appointed the firm of Dixon Hughes PLLC, to act as independent certified public accountants for the Company for the fiscal year ending September 30, 2005, and we are asking shareholders to ratify the appointment. Representatives of Dixon Hughes PLLC, are expected to attend the annual meeting. The representatives will have the opportunity to make a statement if they desire to do so. It is expected that the representatives will be available to respond to appropriate questions.

Principal Accountant Fees and Services

      During the fiscal years ended September 30, 2004 and September 30, 2003, respectively, we retained and paid Dixon Hughes PLLC to provide audit and other services as follows:

                                                       For the Fiscal Year Ended
      Audit Fees                               September 30, 2004    September 30, 2003
      ----------                               ------------------    ------------------
      Audit                                         $25,165               $25,200
      Audit-Related Fees                            $     0               $     0
      Tax Fees                                      $ 3,000               $ 3,000
      All Other Fees (reviews of SEC filings)       $ 5,602               $ 4,579
                                                    -------               -------
      TOTAL                                         $33,767               $32,779
                                                    =======               =======

Audit Committee Preapproval Policy

      Preapproval of Services. The Audit Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms) to be performed for the Company by its independent certified public accountants, subject to the de minimis exception for non-audit services described below which are approved by the Committee prior to completion of the audit.

      Exception. The preapproval requirement set forth above, shall not be applicable with respect to non-audit services if:

      o The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the Company to its public accountants during the fiscal year in which the services are provided;

      o Such services were not recognized by the Company at the time of the engagement to be non-audit services; and

      o Such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Committee.

      Delegation. The Audit Committee may delegate to one or more designated members of the Committee the authority to grant required preapprovals. The decisions of any member to whom authority is delegated under this paragraph to preapprove activities under this subsection shall be presented to the full Committee at its next scheduled meeting.

      The Audit Committee approved all services performed by Dixon Hughes PLLC pursuant to the policies outlined above.

================================================================================
The Board of Directors unanimously recommends a vote "For" the ratification of the appointment of Dixon Hughes PLLC, as independent certified public accountants for the Company for the fiscal year ended September 30, 2005.
================================================================================

               INFORMATION ABOUT BOARD OF DIRECTORS AND MANAGEMENT

Meetings and Committees of the Board of Directors of the Company

      The Company's Board of Directors currently consists of ten members. The Company's federal stock charter and bylaws provide that the Board of Directors shall be divided into three classes, as nearly equal in number as possible. The terms of three directors expire at the annual meeting.

      The Board of Directors oversees the Company's business and monitors the performance of the Company's management. In accordance with our corporate governance procedures, the Board of Directors does not involve itself in the day-to-day operations of the Company. The Company's executive officers and management oversee the day-to-day operations of the Company. Our directors fulfill their duties and responsibilities by attending regular meetings of the Board which are held on a monthly basis. Our directors also discuss business and other matters with the Chairman and the President, other key executives, and our principal external advisers (legal counsel, public accountants, financial advisors and other consultants).

      The Board of Directors of the Company held 12 regular meetings during the fiscal year ended September 30, 2004. Each incumbent director attended at least 75% of the meetings of the Board of Directors plus committee meetings on which that particular director served during this period.

Committees of the Board

      The Board of Directors of the Company has established the following standing committees:

NOMINATING/    The Nominating/Corporate Governance Committee is currently
CORPORATE      chaired by Director Wooten, with Director Privette serving as a
GOVERNANCE     member. The committee for fiscal year 2004 was chaired by
COMMITTEE      Director Wilkinson, with Director Washington serving as a member, and met once in fiscal year 2004. The Nominating/Corporate
               Governance Committee formulates our corporate governance guidelines and determines the qualification and independence of directors and committee members. The committee is responsible for nominating persons for election to the Board of Directors and also reviews if any shareholder nominations comply with the notice procedures set forth in the Company's bylaws and summarized below. The Committee will consider nominees recommended by shareholders. The Board of Directors of the Company has not adopted a written charter for the Nominating/Corporate Governance Committee. Directors Wooten and
               Privette are independent as defined under the Nasdaq Stock Market listing standards.

               The Company's bylaws set forth a procedure for shareholders to nominate directors by delivering written notification to the Secretary of the Company at the Company's principal executive offices at least five days prior to the date of the annual meeting. The notice must set forth shall set forth (a) as to each person whom the shareholder proposes to nominate for election or reelection as a director, (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, and (iii) such person's written consent to serve as a director, if elected; and (b) as to the shareholder giving the notice, (i) the name and address of such shareholder and (ii) the class and number of shares of the Company which are owned of record by such shareholder. Upon delivery, such nominations shall be posted in a conspicuous place in each office of the Company. Ballots bearing the names of all the persons nominated by the Nominating/Corporate Governance Committee and by shareholders shall be provided for use at the annual meeting. However, if the Nominating/Corporate Governance Committee shall fail or refuse to act at least 20 days prior to the annual meeting, nominations for directors may be made at the annual meeting by any shareholder entitled to vote and shall be voted upon.

               The Nominating/Corporate Governance Committee believes that a nominee for the Company's Board of Directors must possess the following minimum qualifications: reside, be employed, or maintain real estate holdings in Wake Forest or the immediate surrounding communities and hold more than 100 shares of the Company's stock. The Committee also believes that individuals who possess strong analytical skills, business experience, and the ability to assist the Company in generating new business opportunities would have qualities considered advantageous.

               Each of Howard L. Brown, Robert C. White and R.W. Wilkinson, III was recommended for election by the non-management directors, Directors Wooten and Privette, serving on the Nominating/Corporate Governance Committee. As of December 31, 2004, the Nominating/Corporate Governance Committee had not received any nominee recommendations from any security holders for the 2005 elections.

COMPENSATION   The Compensation Committee is chaired by Director Woodlief, with
COMMITTEE      Directors Brown, Sumerlin and Wilkinson as members. This
               committee establishes the compensation of the Chief Executive
               Officer, approves the compensation of other officers and determines compensation and benefits to be paid to employees of the Company and the Association. It also sets directors' fees.
               The committee met twice in 2004. The Compensation Committee also acts as the ESOP Committee, and meets to review the Company's
               ESOP. The Compensation Committee is currently acting as the "Option Plan Committee" and the "RRP Committee" in administering the Option Plan and RRP, respectively.

EXECUTIVE      The Executive Committee is chaired by Director Brown, with
COMMITTEE      Directors Sumerlin, Wilkinson and Woodlief as members. This committee meets as requested by management, and pursuant to the bylaws of the Company, may act on behalf of the Board except for such matters as declaration of dividends, changes to the Company's charter or bylaws, or other material issues as defined in the bylaws. All actions of this committee are reviewed by the entire Board of Directors at its next regular meeting. The
               Executive Committee met 5 times and was polled 26 other times during fiscal 2004.

AUDIT          The Audit Committee is a separately-designated, standing
COMMITTEE      committee established in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit
               Committee is chaired by Director Lyon, with Directors Privette,
               Sumerlin and Wooten as members. The Audit Committee oversees and monitors our financial reporting process and internal control system, reviews and evaluates the audit performed by our outside public accountants and reports any substantive issues found during the audit to the Board. The Audit Committee is directly responsible for the appointment, compensation and oversight of the work of our independent certified public accountants. The committee will also review and approve all transactions with affiliated parties. The Board of Directors of the Company has adopted a written charter for the Audit Committee, which is attached as Appendix A. With the exception of Director Sumerlin, all members of the Audit Committee are independent directors as defined under the Nasdaq Stock Market listing standards. Because
               Director Sumerlin worked for the Company, as President, within the last three years, she is not "independent" as defined by the Nasdaq Stock Market listing standards. The Board does not believe any of its audit committee members qualify as an "Audit Committee
               Financial Expert" as that term is defined by applicable SEC rules. The Company has been unable to secure such an individual to serve on the Audit Committee, but is continuing its search.
               While not independent, Director White is a certified public accountant and advises the Audit Committee members on accounting and financial reporting matters. The committee met four times in the 2004 fiscal year.

Audit Committee Report

               Wake Forest Bancshares, Inc. Audit Committee Report

      The following Audit Committee Report is provided in accordance with the rules and regulations of the SEC. Pursuant to such rules and regulations, this report shall not be deemed "soliciting materials," filed with the SEC, subject to Regulation 14A or 14C of the SEC or subject to the liabilities of section 18 of the Securities Exchange Act of 1934, as amended.

      The Audit Committee has reviewed and discussed the audited financial statements with management. The committee has also reviewed and discussed with Dixon Hughes PLLC ("Dixon Hughes"), their independent certified public accountants, the matters required to be discussed by SAS 61, as may be modified or supplemented.

      The Audit Committee also has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No.1, Independence Discussions with Audit Committee), as may be modified or supplemented, and has discussed with Dixon Hughes its independence.

      Based on the foregoing discussions, the Audit Committee recommended to the Board of Directors of Wake Forest Bancshares, Inc. that the audited financial statements be included in Wake Forest Bancshares, Inc.'s Annual Report on Form 10-KSB for the year ended September 30, 2004.

                                 Audit Committee of Wake Forest Bancshares, Inc.

                                 John D. Lyon, Chairman
                                 Rodney M. Privette
                                 Anna O. Sumerlin
                                 William S. Wooten

Director's Compensation

      Fee Arrangements. Currently, each non-employee director of the Company receives a fee of $700 per meeting attended except for the Chairman who receives $1,000 per meeting attended. Directors are not currently compensated for attending committee meetings but will be paid $100 for each committee meeting attended beginning in January 2005. In addition, each non-employee director who has attended a minimum of 75% of the aggregate number of the Board and committee meetings of which he or she is a member called during the respective calendar year, will receive an annual retainer fee of $3,700, payable in December. The aggregate amount of fees paid to such directors by the Company for the year ended September 30, 2004, was approximately $108,800. Directors are also covered by the Option Plan and RRP. See "- Benefits - Stock Option Plan," and "- Recognition and Retention Plan."

      Directors' Retirement Plan. The Company has adopted a nonqualified Retirement Plan for Board Members of the Company (the "Directors' Retirement Plan"), which provides benefits to each eligible director commencing on his or her termination of Board service at or after age 65. Each director who serves or has agreed to serve as a director automatically becomes a participant in the Directors' Retirement Plan. An eligible director retiring at or after age 65 will be paid an annual retirement benefit equal to the lesser of the amount of the aggregate compensation for services as a director (excluding stock compensation) paid to him or her for the 12-month period immediately prior to his or her termination of Board service or $5,000, multiplied by a fraction, the numerator of which is the number of his or her years of service as a director (including service as a director or trustee of the Company or any predecessor) and the denominator of which is 10. An individual who terminates Board service after having served as a director for 10 years may elect to begin collecting benefits under the Directors' Retirement Plan at or after attainment of age 50, but the annual retirement benefits payable to him or her will be reduced pursuant to the Directors' Retirement Plan's early retirement reduction formula to reflect the commencement of benefit payments prior to age 65. Benefits may be paid in an immediate lump sum distribution or paid for a fixed period of 10 years. Upon a change in control, participants will receive an immediate lump sum distribution of their benefit.

      Other Arrangements. Mr. Brown performs inspections on collateral associated with construction loans that are originated by the Association. In fiscal year 2004, Mr. Brown received $38,475 for such inspection fees.

Executive Compensation

      Cash Compensation. The following table sets forth the cash compensation paid by the Company for services rendered in all capacities during the fiscal years ended September 30, 2004, 2003, and 2002, to Mr. White. No other executive officer earned salary plus bonus in excess of $100,000 during the fiscal year ended September 30, 2004.

                                             Summary Compensation Table
                                    --------------------------------------------

                                                                                          Long Term Compensation
                                                                                   ------------------------------------

                                                 Annual Compensation                      Awards
                                    --------------------------------------------   -------------------


                                                                        Other      Restricted
                                                                       Annual        Stock                  All Other
                                              Salary                Compensation     Awards    Options     Compensation
Name and Principal Positions        Year      ($)(1)    Bonus($)       ($)(2)        ($)(3)      (#)          ($)(4)
------------------------------      ----     -------    --------    ------------   ----------  -------     ------------
Robert C. White, President and      2004     101,500     27,000           --            --         --          9,572
Chief Executive Officer             2003      98,000     26,000           --            --         --         16,103
                                    2002      94,100     25,000           --         1,700         --         19,936

----------
(1) Includes amounts, if any, deferred pursuant to Section 401(k) of the Code under the Company's 401(k) Plan.
(2) For fiscal 2004, 2003, and 2002, there were no: (a) perquisites with an aggregate value for any named individual in excess of the lesser of $50,000 or 10% of the total of the individual's salary and bonus for the year; (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; or (e) preferential discounts on stock.
(3) The value of the restricted stock award reflected in the table above reflects the value of the award as of the date granted. This award is fully vested and dividends on these shares are distributed to Mr. White. The aggregate fair market value of this award was $2,200 on September 30, 2004 based on a closing price of $22.00 per share.
(4) Includes $9,572 in employer matching contributions associated with the Association's 401(k) plan for the fiscal year 2004.

Employment Agreements

      The Company, through the Association, is a party to an employment agreement with both Mr. White and Mr. Faulkner ("Senior Executives"). These employment agreements establish the respective duties and compensation of the Senior Executives and are intended to ensure that the Company will be able to maintain a stable and competent management base. The continued success of the Company depends to a significant degree on the skills and competence of the Senior Executives.

      The employment agreements provide for three-year terms. They provide that, commencing on the first anniversary date of the employment agreements and continuing each anniversary date thereafter, the Board of Directors may, with the Senior Executive's concurrence, extend the employment agreements for an additional year, so that the remaining terms shall be three years, after conducting a performance evaluation of the Senior Executive. The employment agreements provide that the Senior Executive's base salary will be reviewed annually by the Compensation Committee of the Board. The employment agreements provide that each of the Senior Executive's base salary may be increased on the basis of his job performance and the overall performance of the Company. The base salaries for Mr. White and Mr. Faulkner as of September 30, 2004 were $101,500 and $73,500, respectively. Each Senior Executive may receive a bonus based upon achievement of prescribed performance criteria. In addition to base salary, the employment agreements provide for, among other things, entitlement to participation in stock, retirement and welfare benefit plans and eligibility for fringe benefits applicable to executive personnel such as fees for club and organization memberships deemed appropriate by the Company and the Senior Executive. The employment agreements provide for termination by the Company at any time for cause as defined in the employment agreements. In the event the Company chooses to terminate the Senior Executive's employment for reasons other than for cause, or in the event of the Senior Executive's resignation from the Company upon: (i) failure to re-appoint, elect or re-elect the Senior Executive to his current offices; (ii) a material change in the Senior Executive's functions, duties or responsibilities; (iii) a relocation of the Senior Executive's principal place of employment outside Wake County without the Senior Executive's consent; (iv) liquidation or dissolution of the Company; (v) a change of control of the

Company; or (vi) a breach of the employment agreement by the Company, the Senior Executive or, in the event of death, his beneficiary, is entitled to a lump sum cash payment in an amount equal to three times the Senior Executive's highest rate of annual salary, including bonuses and stock awards included as W-2 wages achieved during the employment period, and the additional contributions or benefits under any employee benefit plans of the Company or the Association that the Senior Executive would have earned assuming such executive was fully vested in the plans. The Company would also continue the Senior Executive's life, health and disability insurance coverage for three years.

      The employment agreements restrict the dollar amount of compensation and benefits payable to a Senior Executive in the event of termination following a "change in control" to three times the Senior Executive's average annual compensation for the previous five calendar years. In general, for purposes of the employment agreements and the plans maintained by the Company, a "change in control" will generally be deemed to occur when a person or group of persons acting in concert acquires beneficial ownership of 25% or more of any class of equity security, such as common stock of the Company, or in the event of a tender offer, exchange offer, merger or other form of business combination, sale of assets or contested election of directors which results in a change in control of the majority of the Board of Directors of the Company. The Senior Executives are entitled to reimbursement of certain costs incurred in negotiating, interpreting or enforcing the employment agreements. Each employment agreement also provides for the Company to indemnify the Senior Executive to the fullest extent allowable under federal law.

      Cash and benefits paid to a Senior Executive under the employment agreements together with payments under other benefit plans following a "change in control" of the Company may constitute an "excess parachute" payment under
Section 280G of the Internal Revenue Code of 1986, as amended, resulting in the imposition of a 20% excise tax on the recipient and the denial of the deduction for such excess amounts to the Company. Compensation payable to the Senior Executive shall be reduced if such reduction would avoid the assessment of the excise tax.

Benefits

      Employee Stock Ownership Plan and Trust. This plan is a tax-qualified plan that covers substantially all salaried employees of the Association. All contributions by the Association to the ESOP are discretionary. Shares are allocated among the accounts of participants in the ESOP on the basis of the participant's compensation for the year of allocation.

      The ESOP committee, which is currently comprised of members of the Compensation Committee, may instruct the trustee regarding investment of funds contributed to the ESOP. The ESOP trustee, subject to its fiduciary duty, must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Under the ESOP, any unallocated shares will be voted in a manner calculated to most accurately reflect the instructions it has received from participants regarding the allocated stock as long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The ESOP may purchase additional shares of common stock in the future.

      Stock Option Plan. The Company has an Option Plan in effect, which was approved by shareholders at the 1997 annual meeting of shareholders. The Company reserved 54,000 shares of common stock for issuance upon the exercise of options granted under the Option Plan. The members of the Board's Compensation Committee who are disinterested directors ("Option Committee") administer the Option Plan. The Option Plan is not subject to ERISA and is not a tax-qualified plan.

      Recognition and Retention Plan. The RRP was adopted by the Company and approved by its shareholders at the 1997 annual meeting of shareholders. The Company has established a trust ("RRP Trust") to purchase up to 22,248 shares of the Company's common stock which may be used for awards granted under the RRP.

      Any employee of the Company or any affiliate approved by the Board of Directors who is selected by the RRP Committee is eligible to participate in the RRP as an "eligible individual." Members of the Board of Directors of the Company or any affiliate approved by the Board of Directors who are not employees or officers of the Company or such affiliate are eligible to participate as an "eligible director."

      Stock subject to awards is held in trust pursuant to the RRP until vested. An individual to whom an award is granted is credited with cash dividends with respect to stock subject to awards granted to him or her whether or not vested. Awards generally vest at a rate of 20% over a five year period. However, any shares covered by the award will become 100% vested as of the date of the recipient's death, disability, retirement or on a change of control of the Association. If an individual covered by an award ceases to be an employee, a director, an advisory director or director emeritus for reasons other than death, disability retirement or after a change of control of the Association, the individual forfeits all rights to his or her unvested shares remaining in the RRP Trust. Individuals may designate a beneficiary to receive distributions on account of death. The RRP Committee will exercise voting rights with respect to shares in the RRP Trust in a manner that reflects the votes or responses of all other shareholders and will respond to any tender offer, exchange offer or other offer made to shareholders.

Transactions with Certain Related Persons

      The Association has made loans or extended credit to executive officers and directors and also to certain persons related to executive officers and directors. All such loans were made by the Association in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public, such loans did not involve more than the normal risk of collectibility or present other unfavorable features. The outstanding principal balance of such loans to directors, executive officers and their associates totaled $96,350 or 0.59% of the Association's total equity at September 30, 2004.

      The Company intends that all transactions in the future between the Company and its executive officers, directors, holders of 10% or more of the shares of any class of its common stock and affiliates thereof, will contain terms no less favorable to the Company than could have been obtained by it in arm's-length negotiations with unaffiliated persons and will be approved by a majority of independent outside directors of the Company not having any interest in the transaction.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of common stock to file with the SEC reports of ownership and changes of ownership.

      Officers, directors and greater than 10% shareholders are required by the regulations to furnish the Company with copies of all Section 16(a) forms they file. The Company knows of no other person other than Wake Forest Bancorp, M.H.C. that owns 10% or more of the Company's common stock.

      Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that all filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were complied with, as of September 30, 2004.

Code of Ethics

      We have adopted the Wake Forest Federal Ethics Policy (the "Ethics Policy"), which applies to all employees, officers and directors of the Company, the MHC and the Association. The Ethics Policy meets the requirement of a "code of ethics" as defined by Item 406 of Regulation S-B, and applies to our Chief Executive Officer (who is our principal executive and accounting officer). The Ethics Code was filed with the SEC as an Exhibit to our report on Form 10-KSB for the fiscal year ended September 30, 2004.

                             ADDITIONAL INFORMATION

Stockholder Communications with the Board of Directors

      Stockholders may communicate in writing with the Board of Directors or any individual director(s) by sending such written communication to the following address:

                        Billy B. Faulkner
                        Corporate Secretary
                        Wake Forest Bancshares, Inc.
                        302 S. Brooks Street
                        Wake Forest, North Carolina 27587

      Any written communications received by Mr. Faulkner will be forwarded to the Board or the appropriate director(s).

Information About Shareholder Proposals

      Any shareholder proposal intended for inclusion in the Company's proxy statement and proxy card relating to the Company's 2006 Annual Meeting of Shareholders must be received by the Company by September 23, 2005, pursuant to the proxy soliciting regulations of the SEC. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy card for such meeting any shareholder proposal which does not meet the requirements of the SEC in effect at the time. Any such proposal will be subject to 17 C.F.R. ss. 240.14a-8 of the Rules and Regulations promulgated by the SEC under the Exchange Act. In addition, under the Company's bylaws, if you wish to nominate a director or bring other business before an annual meeting:

      o You must be a shareholder of record and have given timely notice in writing to the Secretary of the Company; and

      o Your notice must contain specific information required in our bylaws.

                                             By Order of the Board of Directors,


                                             /s/ Billy B. Faulkner

                                             Billy B. Faulkner
                                             Corporate Secretary

Wake Forest, North Carolina
January 21, 2005

                                                                      Appendix A

                          WAKE FOREST BANCSHARES, INC.
                   WAKE FOREST FEDERAL SAVINGS AND LOAN ASSN.
                             AUDIT COMMITTEE CHARTER

I. Appointment

There shall be an Audit Committee consisting of not less than three (3) independent members of the Board of Directors. Management of the Company (collectively "Wake Forest Bancshares, Inc." and its wholly owned subsidiary, "Wake Forest Federal Savings & Loan Association") will not be eligible to serve, nor will any Director who receives any type of remuneration (other than fees or compensation in their capacity as Board members) be permitted to serve on the Committee. Members of the Committee must not be an affiliated person of the Company. Upon implementation of the provisions of the Sarbanes-Oxley Act of 2002, all Committee members shall be financially literate, and at least one member shall be a "financial expert" as defined by SEC regulations, or the Company will disclose in its annual proxy that it is unable to secure such financial expert. The members of said Committee shall be appointed by the Board of Directors each February and shall continue to act until their successors are appointed, but shall be subject to removal at any time by the majority of the entire Board. Any such vacancy shall be filled by the Board.

II. Powers

The Audit Committee shall: (a) assist the Board of Directors in discharging its statutory and fiduciary responsibilities with regard to the integrity of the books and records of the Company and the monitoring of its accounting and financial reporting practices; (b) carry on appropriate oversight to determine that the Company has adequate administrative and internal accounting controls and that they are operating in accordance with prescribed procedures and codes of conduct; and (c) independently review the Company's financial information that is distributed to shareholders and the general public.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company, and the authority to engage independent counsel and other advisors as it determines necessary to carry out its duties.

III. Meetings

The Audit Committee shall meet at least quarterly and at such other times as determined by the Chairman of the Committee. Two (2) members of the Committee shall constitute a quorum for the transaction of business.

IV. Duties and Responsibilities

The Committee, in carrying out its responsibilities, believes its policies, procedures and actions should set the overall corporate tone for quality financial reporting, sound business risk practices, and ethical behavior. The following shall be the principal duties and responsibilities of the Audit
Committee:

      1. Recommend to the Board of Directors the appointment of the independent auditors; such recommendation shall reflect consideration of:

            a.    Independence, professional capability and fees.

            b.    Accessibility to the full Board.
            c. Loyalty to the full Board of Directors, as the shareholders' representative.
            d. The independent auditors' internal quality control procedures, including any material issues raised by recent quality control reviews or governmental and professional investigations within the preceding five years.

      2. Review and approve the auditors' annual audit plan and scope including a description of key functions to be audited. Ascertain that resources are reasonably allocated as to risk and exposure. The Committee shall pre-approve all audit and non-audit services and shall not engage the independent auditors to perform any specific non-audit services prohibited by law or regulation. The Committee shall set clear hiring policies for employees or former employees of the independent auditors that meet SEC regulations.

      3. Determine that management places no restrictions on the scope of the audits or examinations. Management representatives shall be excused during these discussions as appropriate.

      4. Review the results of the audits prepared by the auditors. The Committee shall review with the independent auditors any audit problems or difficulties and management's response.

      5. The Committee shall review the annual financial statements and annual report on Form 10-KSB prior to filing with the SEC. The Committee shall also review the interim financial statements and disclosures on Form 10-QSB prior to filing. The Committee shall discuss the results of the quarterly review and the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The Committee shall question Management and the independent auditors about the quality, not just the acceptability, of the Company's accounting principles, and the reasonableness of significant judgments and the clarity of the disclosures in the financial statements.

      6. Review with Management and the auditors, their assessment of the adequacy of internal controls and the resolution of any identified material weaknesses and reportable conditions. Upon implementation of the Sarbanes-Oxley Act of 2002, the Committee shall review Management's assertion on its assessment of the effectiveness of the Company's internal controls for the period in question, and the independent auditors' report on management's assertion, if applicable.

      7. The Committee shall review press releases on earnings, as well as other releases containing financial information. The Committee shall review the quarterly Form 8k filings which accompany the Company's earnings release.

      8. The Committee shall receive regular reports from the independent auditors on the critical policies and practices of the Company, and all alternative treatments of financial reporting within generally accepted accounting principles that have been discussed with Management.

      9. The Committee shall establish procedures for handling confidential or anonymous complaints regarding accounting, auditing, or internal accounting control matters of the Company.

      10. The Committee shall be receptive to receiving corporate attorneys' reports of material security laws violations or breaches of fiduciary duties by the Company.

      11.   Reassess and review the Audit Committee Charter at least annually.

   B. Periodically:

      1. Review any changes in accounting policies or principles and ascertain the reasons for the changes. Discussions should include auditor and management qualitative judgments about the appropriateness of the changes.

V. Reporting

The audit committee will submit periodic reports of the Committee's work and findings to the full Board. Said reports will contain recommendations for appropriate Board action. The Committee will annually present to the Board a review and recommendation for approval of the annual report and Form 10-KSB and the selection of independent auditors.

IV. Management Support

To assist the Audit Committee in fulfilling its duties, management will provide the Committee with information and reports as needed and requested.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE              Please
ELECTION OF ALL THE NOMINEES NAMED IN ITEM 1 AND A              Mark Here
VOTE "FOR" THE PROPOSAL IN ITEM 2.                              for Address  |_|
                                                                Change or
                                                                Comments
                                                                SEE REVERSE SIDE

1.    Election of three Directors (01 Howard L. Brown, 02 Robert C. White and 03
      R. W. Wilkinson, III) for terms of three years each.

              FOR All nominees (except       WITHHOLD for all
               as otherwise indicated)           nominees

                        |_|                        |_|

Nominees: 01 Howard L. Brown
          02 Robert C. White
          03 R. W. Wilkinson, III

Instruction: TO WITHHOLD AUTHORITY to vote for any individual nominee, write that nominees name in the space provided:

________________________________________________________________________________

2. Ratification of the appointment of Dixon Hughes PLLC as independent auditors for the fiscal year ending September 30, 2005.

                 FOR             AGAINST           ABSTAIN

                 |_|               |_|               |_|

The undersigned hereby acknowledges receipt of the Notice of the 2005 Annual Meeting of Shareholders and the proxy statement, dated January 21, 2005 for the Annual Meeting.

Dated:____________________________________________________________________, 2005

________________________________________________________________________________
                                    Signature

________________________________________________________________________________
                            Signature if held jointly

Please sign exactly as your name appears on this proxy. Joint owners should each sign personally. If signing as attorney, executor, administrator, trustee or guardian, please include your full title. Corporate or partnership proxies should be signed by an authorized officer.

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

                                REVOCABLE PROXY

                          Wake Forest Bancshares, Inc.
                            302 South Brooks Street
                       Wake Forest, North Carolina 27587

   This Proxy is solicited on behalf of the Board of Directors of Wake Forest Bancshares, Inc. for the Annual Meeting of Shareholders to be held on February
                                   22, 2005.

      The undersigned shareholder of Wake Forest Bancshares, Inc. hereby appoints Anna O. Sumerlin and Rodney M. Privette, or any of them, with full powers of substitution, to represent and to vote as proxy, as designated, all shares of common stock of Wake Forest Bancshares, Inc. held of record by the undersigned on December 31, 2004 at the 2005 Annual Meeting of Shareholders (the "Annual Meeting") to be held at 2:00 p.m. on February 22, 2005, or at any adjournment or postponement thereof, upon the matters described in the accompanying Notice of the 2005 Annual Meeting of Shareholders and Proxy Statement, dated January 21, 2005, and upon such other matters as may properly come before the Annual Meeting. The undersigned hereby revokes all prior proxies.

      This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this Proxy will be voted FOR the election of all nominees listed in Item 1 and for the proposal listed in Item 2.

PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

________________________________________________________________________________
    Address Change/Comments (Mark the corresponding box on the reverse side)
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